SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    September 1, 2000
                                                --------------------------------


                                 UNIDIGITAL INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


      Delaware                      1-14126                   13-3856672
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(STATE OR OTHER JURISDICTION  (COMMISSION FILE      (IRS EMPLOYER IDENTIFICATION
     OF INCORPORATION)              NUMBER)                     NO.)


Pier 40, West Houston Street @ Hudson River, New York, New York        10014
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)


Registrant's telephone number, including area code       (212) 989-3338
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     On August 28, 2000, each of Harvey Silverman and David Wachsman resigned from the Board of Directors (the "Board") of Unidigital Inc. (the "Company"). Messrs. Silverman and Wachsman constituted the Company's outside Directors and were also members of the Audit Committee, the Compensation Committee and the Option Committee of the Board. The resignations reduce the Company's Board to three members. As a result, there are currently two vacancies on the Board.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     UNIDIGITAL INC.



                                                     By: /s/ Peter Saad
                                                        ------------------------
                                                        Name: Peter Saad
                                                        Title: President

September 1, 2000